Exhibit 10.6

CONSENT TO MERGER, JOINDER, WAIVER AND FOURTH AMENDMENT TO
TERM LOAN AGREEMENT

This CONSENT TO MERGER, JOINDER, WAIVER AND FOURTH AMENDMENT TO TERM LOAN AGREEMENT, dated as of February 28, 2018 (this “Amendment”), is entered into by and among: (i) MATRIX OIL CORPORATION, a California corporation (“MOC”); (ii) MATRIX PIPELINE LP, a California limited partnership (“MP”); (iii) MATRIX OIL MANAGEMENT CORPORATION, a California corporation (“MOMC”); (iv) MATRIX LAS CIENEGAS LIMITED PARTNERSHIP, a California limited partnership (“MLC”); (v) MATRIX INVESTMENTS, L.P., a California limited partnership (“MI”); (vi) MATRIX PERMIAN INVESTMENTS, LP, a Texas limited partnership (“MPI”); (vii) MATRIX ROYALTY, LP, a Texas limited partnership (“MR,” and MOC, MP, MOMC, MLC, MI, MPI and MR, each a “Matrix Entity”) and a “Borrower” and, collectively, the “Borrowers”); (viii) ROYALE ENERGY HOLDINGS, INC., a Delaware corporation (“Holdings”), (ix) ROYALE ENERGY, INC., a California corporation (“Royale”), (x) ARENA LIMITED SPV, LLC, a Delaware limited liability company, as administrative agent for the lenders party to or bound by the Loan Agreement referred to hereinafter, (in such capacity, together with its successors in such capacity pursuant to the terms hereof, the “Agent”), (xi) ARENA LIMITED SPV, LLC, a Delaware limited liability company (“Arena”), in its capacity as a lender, and (xii) CARGILL INCORPORATED, a Delaware corporation, in its capacity as a lender (“Cargill”; and collectively, Arena and Cargill are referred as the “Lenders”). Capitalized terms used herein shall have the respective meanings assigned to them in Section 1 below.
A. Borrowers and Agent are parties to the Term Loan Agreement dated as of June 15, 2016, as amended by the First Amendment to Term Loan Agreement dated as of June 30, 2016 and the Second Amendment and Joinder to Term Loan Agreement dated as of December 30, 2016 and the Third Amendment to Term Loan Agreement dated as of June 15, 2017 (as the same hereafter further may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), pursuant to which Agent made certain credit extensions to Borrowers.
B. Agent has extended credit to Borrowers for the purposes permitted in the Loan Agreement.
C. The parties to the Loan Agreement desire to amend the Loan Agreement on the terms and conditions in this Amendment.
D. Borrowers are in default under the Loan Agreement for (1) their failure to satisfy the Current Ratio financial covenant set forth in Section 6.21 of the Loan Agreement for the months ending November 30, 2017 and December 31, 2017 and (2) failure to eliminate unsecured Indebtedness more than sixty (60) days beyond the invoice date, as required under Sections 6.1 of the Loan Agreement, with the balance thereof and the invoice date identified on Schedule 6(b)(2), attached hereto (collectively, the “Existing Defaults”).

E. Borrowers informed Agent of their intent to enter into that certain Agreement and Plan of Merger attached hereto as Exhibit A (the “Merger Agreement”), by and among Borrowers, Holdings (“Holdings”), Royale Merger Sub, Inc., a California corporation and wholly-owned subsidiary of Holdings (“Royale Merger Sub”), Matrix Merger Sub, Inc., a California corporation and wholly-owned subsidiary of Holdings (“Matrix Merger Sub”), Royale, and MOMC, pursuant to which (i) MOMC merges with and into Matrix Merger Sub with MOMC as the survivor and a wholly-owned subsidiary of Holdings (the “Matrix/Holdings Merger”, (ii) Royale merges into Royale Merger Sub and survives as a wholly-owned subsidiary of Holdings (the “Royale Merger”) and together with the Matrix Merger, the “Merger”) and (iii) as a condition to and concurrently with the Merger, holders of all outstanding shares of MOC, and holders of all outstanding partnership interests of MI, MPI and MLC, will exchange 100% of their respective interests in such business organization with Holdings for shares of Holdings common stock or shares of Series B 3.5% Convertible Preferred Stock of Holdings (“Holdings Preferred Stock”) (collectively, the “Exchanges”), each pursuant to terms of its respective Exchange Agreement with Holdings substantially in the form attached to the Merger Agreement (collectively, the “Exchange Agreements”).
F. In connection with the Merger and the Exchanges, MOC will assign to MR GP, LLC, a Texas limited liability company (“MR GP”) its 0.00% general partnership interest in MR (the “Assignment”) pursuant to that certain Assignment of General Partnership Interest in Matrix Royalty, LP in the form attached hereto as Exhibit B (the “Assignment Agreement”).
G. Immediately following the Merger and the Exchanges, Royale will change its name to “Royale Energy Funds, Inc.” and Holdings will change its name to “Royale Energy, Inc.” (the “Name Change”).
H. Although Agent is under no obligation to do so, Agent is willing to (i) waive the Existing Defaults, (ii) consent to the Merger, the Exchanges and the Assignment, (iii) consent to the Assignment pursuant to the terms of the Assignment Agreement, and (iv) consent to the Name Change, but only to the extent, in each case, in accordance with the terms, subject to the conditions, and in reliance upon the representations and warranties set forth below.
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:
SECTION 1.       Definitions and Interpretations.
(a) Terms Defined in Loan Agreement.  Each term defined in the Loan Agreement and used herein without definition shall have the meaning assigned to such term in the Loan Agreement, unless expressly provided to the contrary.
(b) References.  References in this Amendment to Schedule, Exhibit, Article, or Section numbers shall be to Schedules, Exhibits, Articles, or Sections of this Amendment, unless expressly stated to the contrary.  References in this Amendment to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Amendment in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference appears.  Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and “including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate.  Except as otherwise indicated, references in this Amendment to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to.  References in this Amendment to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form.  References in this Amendment to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Amendment.  References in this Amendment to Persons include their respective successors and permitted assigns.
(c) Sections.  This Amendment, for convenience only, has been divided into Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Sections and without regard to headings prefixed to such Sections.
(d) Number and Gender.  Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular.  Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.  Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.
(e) Negotiated Transaction.  Each party to this Amendment affirms to the other that it has had the opportunity to consult, and discuss the provisions of this Amendment with, independent counsel and fully understands the legal effect of each provision.
SECTION 2.       Waiver.  Subject to the terms hereof, Agent hereby waives the Existing Defaults.  Except as provided in the above described defaults, Agent’s agreement to waive the Existing Defaults (a) in no way shall be deemed an agreement by the Agent to waive Borrowers’ compliance with the above-described covenant as of all other dates, to the extent applicable (b) shall not limit or impair Agent’s right to demand strict performance of the above-described covenant as of all other dates, and (c) shall not limit or impair Agent’s right to demand strict performance of all other covenants as of any date.
SECTION 3.       Consent.  Subject to the terms hereof, Agent hereby consents to (a) the Merger pursuant to the terms of the Merger Agreement, (b) each Exchange pursuant to terms of the respective Exchange Agreement, (c) the Assignment pursuant to the terms of the Assignment Agreement, and (d) the Name Change, so long as, at the time of the Merger, the Exchanges, the Assignment, and the Name Change, no Event of Default has occurred and is continuing or would exist after giving effect to the Merger, the Exchanges, the Assignment, and the Name Change (other than an Event of Default that would result solely because the Merger, any Exchange, the

Assignment, and the Name Change is not permitted under Borrower’s covenants in the Loan Documents).  The consent set forth in Section 3 is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document. This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
SECTION 4.       Joinder and Security Agreement.
(a) Joinder.  With effect as from the date hereof, the Loan Agreement shall henceforth be read and construed as if Holdings, Royale and MP GP were each party to the Loan Agreement having all the rights and obligations of a Borrower under the Loan Agreement, as amended by this Agreement.  Accordingly all references in any Loan Documents to (a) any “Borrower” shall be treated as including a reference to each of Holdings, Royale and MP GP, and (b) the Loan Agreement shall be treated as a reference to the Loan Agreement as supplemented by this Amendment to the intent that this Amendment and the Loan Agreement shall be read and construed together as one single agreement.  Each of Holdings, Royale and MP GP hereby unconditionally and irrevocably assumes all obligations as a borrower for payment in full and performance in full by each Borrower (other than itself) of the Obligations.
(b) Security Agreement.  To secure the Obligations, each of Holdings, Royale and MP GP hereby assumes all obligations under that certain Security Agreement dated June 15, 2016 (the “Security Agreement”; capitalized terms not otherwise defined herein for this section 3(b) only shall have the meanings set forth in the Security Agreement) by Borrowers to and for the benefit of Agent, as secured party thereunder, and agrees to observe and perform each obligation expressed to be observed or performed by it thereunder.  In this regard, to secure the Obligations, each of Holdings, Royale and MP GP hereby grants to Agent a continuing security interest in, a general lien upon, and a right of set-off against, the following described Property of Holdings, Royale and MP GP, as applicable:
(1)         all now existing and hereafter acquired or arising Accounts, Goods, General Intangibles, Payment Intangibles, Deposit Accounts, Securities Accounts, Chattel Paper (including, without limitation, Electronic Chattel Paper), Documents, Instruments, Software, Investment Property, letters of credit, Letter of Credit Rights, advices of credit, money, As-Extracted Collateral (including As-Extracted Collateral from Holdings’ or Royale’s, as applicable, present and future operations, regardless of whether such mineral or gas interests are presently owned or hereafter acquired by Holdings or Royale, as applicable), Commercial Tort Claims, Equipment, Inventory, Fixtures and Supporting Obligations, together with all products of and Accessions to any of the foregoing and all Proceeds of any of the foregoing (including, without limitation, all insurance policies and proceeds thereof) save and accept all now existing and hereafter acquired funds received from and held for the benefit of participants in turnkey drilling agreement arrangements and reported as Deferred Drilling Obligations by Royale (“DWI Funds”), and held in a segregated account at accounts as follows:  (x) Bank of Southern California: Drilling 2016-A MM Account # 502819677 and Drilling 2017 MM Account #

501123148, and (y) Banner Bank: Royale Energy, Inc. 2016-A Drilling MM Account # 59810000121.  For avoidance of doubt, DWI Funds shall not be subject to a Deposit Account Control Agreement under the Security Agreement.
(2)        to the extent, if any, not included in clause (a) above, Holdings’ or Royale’s, as applicable, present and future contracts, agreements, arrangements or understandings (i) for the sale, supply, provision or disposition of any natural gas, casinghead gas, all other hydrocarbons not defined as oil, carbon dioxide, and helium or other substances of a gaseous nature (“Gas”), oil or other minerals by Holdings or Royale, as applicable, or any one or more of its agents, representatives, successors or assigns to any purchaser or acquirer thereof, and all products, replacements and proceeds thereof (including, without limitation, all Gas or oil sales contracts) and (ii) relating to the mining, drilling or recovery of any mineral, crude oil or gas reserves for the benefit of or on behalf of Holdings or Royale, as applicable, or any of their agents, representatives, successors or assigns (including, without limitation, all contract mining, drilling or recovery agreements and arrangements), and all products and Proceeds thereof and payments thereunder, together with all products and Proceeds (including, without limitation, all insurance policies and proceeds) of and any Accessions to any of the foregoing;
(3)        to the extent, if any, not included in above, all Gas, oil and other minerals severed or extracted from the ground (specifically including all “As-Extracted Collateral” of Holdings or Royale, as applicable and all severed or extracted Gas purchased, acquired or obtained from other parties), and all Accounts, General Intangibles and products and Proceeds thereof or related thereto, regardless of whether any such Gas, oil or other minerals are in raw form or processed for sale;
(4)        to the extent, if any, not included above, each and every other item of personal Property and fixtures, whether now existing or hereafter arising or acquired, including, without limitation, all licenses, contracts and agreements (including, without limitation, Commodity Hedge Agreements), and all collateral for the payment or performance of any contract or agreement, together with all products and Proceeds (including all insurance policies and proceeds) and any Accessions to any of the foregoing;
(5)        all present and future business records and information, including, without limitation, computer tapes and other storage media containing the same and computer programs and software (including, without limitation, source code, object code and related manuals and documentation and all licenses to use such software) for accessing and manipulating such information; and
(6)        any additional Property of Holdings or Royale, as applicable, from time to time delivered to or deposited with Secured Party as security for the Secured Obligations or otherwise pursuant to the terms of this Security Agreement.
(c) Representations and Warranties.  Each of Holdings and Royale agrees that the representations and warranties contained in the Security Agreement shall be true and correct as of the date hereof with regard to Holdings and Royale, as the case may be, without giving effect to provisions that would give effect to such representations and warranties relate as of an earlier date.

SECTION 5.       Amendments.  Effective as of the date first written above, the Loan Agreement is hereby amended as follows:
(a) Definitions.   Section 1.1 of the Loan Agreement is hereby amended by substituting the following definition in lieu of the version of such term contained in the Loan Agreement:
“Maturity Date” shall mean April 15, 2018.
“Contract Rate” shall mean a daily interest rate equal to the per annum interest rate equal to the Adjusted LIBO Rate for each relevant day, plus 14 percent (14%) converted to a daily rate on the basis of a year of 360 days and the rate so determined for each relevant day being applied on the basis of actual days elapsed (including the first day, but excluding the last day) during the period for which interest is payable at such rate, but in no event shall any such rate exceed, as to any Lender, the Highest Lawful Rate.
SECTION 6.       Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment of the following conditions:
(a) Documents.  Borrowers shall have delivered, or caused to be delivered, to Agent all of the following agreements, documents, instruments and other deliverables, each of which shall be in form and substance satisfactory to Agent:
(1)        This Amendment executed by Borrowers;
(2)        The Pledge Agreement in the form attached hereto as Exhibit C, duly executed by Holdings, in favor of Agent, pledging all of Holdings’ assets;
(3)        All certificates or instruments representing or evidencing the equity interests of MOMC and of Royale owned by Holdings, along with duly executed instruments of transfer or assignments in blank, with signatures appropriately guaranteed.  To the extent the equity interests of MOMC or of Royale owned by Holdings are uncertificated as of the date hereof, (i) upon execution of this Amendment, Holdings shall have provided Agent with evidence that entries have been made in the books of Holdings to effect the pledge of the equity interests of MOMC and of Royale owned by Holdings to Agent, as provided in, and in accordance with, applicable provisions of the UCC, all in form and substance reasonably satisfactory to Agent such that Agent shall have “control” thereof (as defined in the UCC) as of the date hereof and (ii) promptly upon such equity interests being certificated, Holdings shall deliver such certificates or instruments representing or evidencing the equity interests of MOMC or of Royale, as the case may be, owned by Holdings to Agent, along with duly executed instruments of transfer or assignments in blank, with signatures appropriately guaranteed;
(4)        For each of Holdings, MOMC and Royale:  (a) a true and complete copy of its articles of incorporation and bylaws, and all amendments thereto, a certificate of incumbency of all of its officers who are authorized to execute or attest to this Amendment and to any of the Loan Documents, and a true and complete copy of resolutions approving the Loan Documents and authorizing the transactions contemplated in this Amendment and the other Loan

Documents; (b) certificates of existence, good standing and qualification to do business issued by the appropriate governmental officials in the state of its formation; and (c) all certificates, resolutions, and consents required by Agent applicable to the foregoing;
(5)       (A) The executed legal opinion of Porter Hedges LLP, concerning certain legal matters with respect to the Matrix Entities, in substantially the form and substance provided to Agent in connection with closing pursuant to the Loan Documents, and (B) the executed legal opinion of Strasburger & Price, LLP, concerning certain legal matters with respect to the Holdings and Royale, in substantially the form and substance provided to Agent by Borrowers’ counsel in connection with closing pursuant to the Loan Documents; and
(6)        Such other documents, instruments and information as Agent may reasonably request.
(b) Representations and Warranties.  The representations and warranties contained herein shall be true and correct as of the date hereof and the representations and warranties contained in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and
(1)        with regard to Holdings and Royale, without giving effect to provisions that would give effect to such representations and warranties relate as of an earlier date; and
(2)        with regard to unsecured Indebtedness under Sections 6.1, excluding all unsecured accounts payable which are unpaid more than sixty (60) days beyond the invoice date, which such unsecured accounts payable, the balance thereof and the invoice date are identified on Schedule 6(b)(2), attached hereto; and
(3)        with regard to Indebtedness of Royale and Holdings under Section 6.1, excluding all obligations of Royale and Holdings to Joe Paquette and all Indebtedness in the form of accounts payable more than sixty (60) days past the invoice date, which such obligations and unsecured accounts payable, the balance thereof and the maturity date, regarding such obligations, or the invoice date, regarding such unsecured accounts payable, are identified on Schedule 6(b)(3), attached hereto.
(c) No Default or Event of Default. Each Borrower shall be in material compliance with all the terms and provisions set forth herein and in each Loan Document on its part to be observed or performed, and at the time of and immediately after giving effect to this Amendment, no Event of Default exists, has occurred and is continuing or would result from the execution, delivery or performance of this Amendment or the transaction contemplated hereby. In the event Agent determines to close the transactions contemplated by the Amendment, despite the existence of any Event of Default, such action shall not constitute a waiver by Agent of any such Event of Default, and Agent reserves all rights with respect thereto.
(c) Payment of Fees.  Borrowers shall have paid (i) a fully earned, non-refundable amendment fee to Agent in the amount of $200,000.00; provided, that such amendment fee shall be paid-in-kind and added to the principal balance of the Loan, rather than paid in cash,

(ii) $57,750 to Jackson Walker L.L.P. for legal fees and expenses incurred in connection with the Agreement, the other Loan Documents and this Amendment, and (iii) all other fees, costs and expenses owed to or incurred by Agent and Lenders arising in connection with the Loan Agreement, the other Loan Documents, or this Amendment;
SECTION 7.       Conditions Subsequent. Borrowers shall cause the following conditions to be satisfied in full by March 15, 2018, the failure of any of which shall permit Agent to declare an Event of Default:
(a) Either (i) raise Two Million and No/100 Dollars ($2,000,000.00) of cash equity proceeds to be placed in the block account, or (ii) retain an asset advisor firm acceptable to Agent to initiate the sale of Borrowers, including, but not limited to MOMC, Holdings, and Royale as structured after giving effect to the Merger;
(b) Updated schedules to the Loan Agreement which shall be attached hereto as Exhibit D; and
(c) Such other documents as reasonably requested by Agent.
SECTION 8.       Effect on Loan Documents.
(a) The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms.  The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power or remedy of Agent under the Loan Agreement or any other Loan Document.  The consents and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents and shall not operate as a consent to any further or other matter under the Loan Documents. This Amendment shall constitute a Loan Document.
(b) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.
SECTION 9.       Representations and Warranties.  Each Borrower hereby confirms, represents and warrants to Agent that the representations and warranties set forth in the Loan Documents are true and correct in all material respects as if made as of the date hereof,
(1)        with regard to the Matrix Entities, to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date;
(2)        with regard to Holdings and Royale, without giving effect to provisions that would give effect to such representations and warranties relate as of an earlier date;

(3)        with regard to unsecured Indebtedness under Sections 6.1, excluding all unsecured accounts payable which are unpaid more than sixty (60) days beyond the invoice date, which such unsecured accounts payable, the balance thereof and the invoice date are identified on Schedule 6(b)(2), attached hereto; and
(4)        with regard to Indebtedness of Royale and Holdings under Section 6.1, excluding all obligations of Royale and Holdings to Joe Paquette and all Indebtedness in the form of accounts payable more than sixty (60) days past the invoice date, which such obligations and unsecured accounts payable, the balance thereof and the maturity date, regarding such obligations, or the invoice date, regarding such unsecured accounts payable, are identified on Schedule 6(b)(3), attached hereto.
Any default by any Borrower, Holdings or Royale in its warranties and representations made in this Amendment shall constitute an additional Event of Default under the Loan Agreement, as amended hereby. Each Borrower, Holdings and Royale further represents and warrants to Agent that:
(a) it has full corporate or company power and authority to execute and deliver this Amendment and the other agreements, documents and instruments entered into in connection herewith (collectively, the “Other Amendment Documents”), and to perform its obligations hereunder and thereunder;
(b) upon the execution and delivery of this Amendment, this Amendment and the  Loan Agreement are valid, binding and enforceable upon it in accordance with their respective terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;
(c) the execution, delivery and performance of this Amendment and/or the Other Amendment Documents do not and will not contravene, conflict with, violate or constitute a default under (i) the organizational documents of such Borrower or (ii) any applicable law, rule or regulation, or any judgment, decree or order or any agreement, indenture or instrument to which such Borrower is a party or is bound or which is binding upon or applicable to all or any portion of its property; and
(d) no Event of Default exists (after giving effect to this Amendment).
SECTION 10.    Costs and Expenses.  The Borrowers, Holdings and Royale shall reimburse Agent on demand for all reasonable costs and expenses incurred in the preparation, negotiation and execution of this Amendment and the documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable costs, expenses and fees of counsel for Agent.
SECTION 11.     Affirmation.  Each Borrower, Holdings and Royale hereby affirms, acknowledges and agrees that:
 (a) the execution, delivery and performance of this Amendment by Agent shall not be deemed or construed to be a satisfaction, restatement, novation, or release of the Loan Agreement or of any of the other Loan Documents or of the liabilities of Borrowers, Holdings or

Royale to Agent.  Neither the execution, delivery and performance of this Amendment by Agent nor any actions taken or not taken by Agent prior to the execution of this Amendment or pursuant hereto or under the Loan Documents shall be deemed or construed as a waiver by Agent of any rights and remedies and Agent reserves all of its rights and remedies including those in connection with any existing defaults as of the date hereof.  None of the Borrowers, Holdings or Royale have any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents or their liabilities thereunder to Agent, or with respect to any other documents or instruments now or heretofore evidencing, securing or in any way relating to any of such liabilities or the Loan Documents, or with respect to the administration or funding of any of the Obligations; and
(b) The Borrowers, Holdings and Royale each agree that no failure to exercise and no delay in exercising, on the part of Agent, any right, remedy, power or privilege hereunder or under the Loan Documents, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  Each Borrower, Holdings and Royale further agrees that the rights, remedies, powers and privileges provided herein and in the Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.  Each Borrower, Holdings and Royale further agrees that no remedy conferred upon Agent under the Loan Documents or this Amendment is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given under the Loan Documents or this Amendment or now or hereafter existing at law or in equity or by statute or any other provision of law.
SECTION 12.    Ratification of Liability; Amendment.  Each Borrower, Holdings and Royale, as a debtor, grantor, pledgor, guarantor or assignor, or in any similar capacity in which it has granted Liens or acted as an accommodation party or guarantor, as the case may be, hereby ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Loan Documents to the extent such Person is a party thereto, all as amended by this Amendment, and the Liens granted, created and perfected thereby, and acknowledges that (a) it has no defenses, claims or set-offs to the enforcement of such liabilities, obligations and agreements, (b) Agent has fully performed all obligations to such Person which Agent may have had or have on and as of the date hereof, (c) the Obligations evidenced by the Note are secured under the Loan Documents (and, as necessary, such Loan Document shall be deemed to have been amended hereby to effectuate the foregoing), and (d) other than as specifically set forth herein, Agent does not waive, diminish or limit any term or condition contained in the Loan Documents.  Agent’s agreement to the terms of this Amendment or any future waiver and/or amendment of the Loan Agreement or any other Loan Document shall not be deemed to establish or create a custom or course of dealing among the Borrowers or Agent, or any of them.  This Amendment and the Other Amendment Documents contain the entire agreement among the Borrowers, Holdings and Royale and Agent contemplated by this Amendment.
SECTION 13.    Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument, and any facsimiled or photocopied signatures hereto shall be deemed original signatures hereto, all of which shall be equally valid.

SECTION 14.     Further Assurances.  Each Borrower, Holdings and Royale covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by the Agent in order to effectuate fully the intent of this Amendment.
SECTION 15.    Severability.  If any term or provision of this Amendment or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Amendment shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Amendment.
SECTION 16.     Captions.  The captions in this Amendment are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Amendment or any of the provisions hereof.
SECTION 17.    Governing Law; Waiver of Jury Trial.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE GOVERNING OR CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AGREEMENT.
SECTION 18.    Release.  (a)  Each Borrower, Holdings and Royale acknowledge that Agent would not enter into this Amendment without each Borrowers’, Holdings’, and Royale’s assurance hereunder.  Except for the obligations arising hereafter under this Amendment and the other Loan Documents, each Borrower, Holdings and Royale hereby absolutely discharge and release Agent, any lender under the Loan Documents, any Person that has obtained any interest from Agent or any lender under any Loan Document and each of Agent’s former and present partners, stockholders, officers, directors, employees, successors, assignees, affiliates, agents and attorneys (collectively, the “Releasees”) from any known or unknown claims which any Borrower, Holdings or Royale now has against Agent or any other Releasee of any nature arising out of or related to any Borrower or any of its Subsidiaries, any dealings with any Borrower, Holdings or Royale, any of the Loan Documents or any transactions pursuant thereto or contemplated thereby, any collateral of any Person that previously secured or now or hereafter secures any of the Obligations, or any negotiations for any modifications to or forbearance or concessions with respect to any of the Loan Documents, in each case whether founded in contract, in tort or pursuant to any other theory of liability; provided however that such release shall not be available as to any Releasee to the extent such claims resulted from the gross negligence or willful misconduct of such Releasee or a material breach of its obligations under the Loan Agreement by such Releasee.
 (b) The provisions, waivers and releases set forth in this section are binding upon Borrower, Holdings and Royale and such Person’s agents, employees, assigns and successors in interest, as well as the stockholders or other equityholders of any of the foregoing.  The provisions, waivers and releases of this section shall inure to the benefit of each Releasee.
(c) Borrowers, Holdings or Royale each hereby warrant and represent that they are the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and none of any Borrower, Holdings or Royale has heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Borrowers, Holdings or Royale shall indemnify and hold harmless Agent from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.
(d) The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment, the Loan Agreement and each other Loan Document, and/or Agent’s actions to exercise any remedy available under the Loan Agreement and the other Loan Documents or otherwise.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Amendment as of the day and year first written above.
BORROWERS:
MATRIX OIL CORPORATION

By:  /s/ Johnny Jordan
 Johnny W. Jordan
 President
MATRIX PIPELINE L.P.
By:     Matrix Oil Corporation,
 its general partner

 By:  /s/ Johnny Jordan
 Johnny W. Jordan
 President
MATRIX OIL MANAGEMENT CORPORATION
By:  /s/ Johnny Jordan
 Johnny W. Jordan
 Vice President
MATRIX LAS CIENEGAS LIMITED PARTNERSHIP
By:      Matrix Oil Management Corporation,
 its general partner
By:  /s/ Johnny Jordan
 Johnny W. Jordan
 Vice President

[SIGNATURE PAGES CONTINUE]

MATRIX INVESTMENTS, L.P.
By:      Matrix Oil Management Corporation,
 its general partner
By:  /s/ Johnny Jordan
 Johnny W. Jordan
 Vice President
MATRIX PERMIAN INVESTMENTS, LP
By:      Matrix Oil Management Corporation,
 its general partner
By:  /s/ Johnny Jordan
 Johnny W. Jordan
 Vice President
MATRIX ROYALTY, LP
By:      Matrix Oil Management Corporation,
 its general partner
By:  /s/ Johnny Jordan
 Johnny W. Jordan
 Vice President

[SIGNATURE PAGES CONTINUE]

HOLDINGS
ROYALE ENERGY HOLDINGS, INC.

By:  /s/ Jonathan Gregory
Name:  Jonathan Gregory
 Title:  Chief Executive Officer

ROYALE:
ROYALE ENERGY, INC.

By:  /s/ Jonathan Gregory
Name:  Jonathan Gregory
 Title:  Chief Executive Officer

[SIGNATURE PAGES CONTINUE]

AGENT:
ARENA LIMITED SPV, LLC
 as Agent

By:
Name:
Title:

LENDER:
ARENA LIMITED SPV, LLC

By:
Name:
Title:
[SIGNATURE PAGES CONTINUE]

LENDER:
CARGILL INCORPORATED

By:
Name:
Title:
[END OF SIGNATURE PAGES]